     As filed with the Securities and Exchange Commission on July 11, 1994.

                                                      Registration No. 33-
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              POTLATCH CORPORATION
                  ___________________________________________

             (Exact name of registrant as specified in its charter)

             Delaware                                       82-0156045
______________________________________           _____________________________
   (State or other jurisdiction of                       (I.R.S. Employer
    incorporation or organization)                      Identification No.)

      One Maritime Plaza
   San Francisco, California                                 94111
_______________________________________         _____________________________
(Address of Principal Executive Offices)                  (Zip Code)

                     POTLATCH CORPORATION SAVINGS PLAN FOR
                  HOURLY EMPLOYEES OF THE PULP AND PAPERBOARD
                      ARKANSAS DIVISION, CYPRESS BEND MILL
                  ___________________________________________
                            (Full title of the plan)

                                                         Copy to:

  SANDRA T. POWELL, Secretary                       BLAIR W. WHITE, ESQ.
     Potlatch Corporation                         Pillsbury Madison & Sutro
      One Maritime Plaza                                 P.O. Box 7880
San Francisco, California 94111                   San Francisco, CA 94120
         (415) 576-8800                                (415) 983-1000
- -----------------------------------------       -----------------------------
(Name, address and telephone number,
including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE

- -------------------------------------------------------------------------------------------------
                                             Proposed            Proposed
Title of Securities    Amount To Be     Maximum Offering     Maximum Aggregate     Amount of
 To Be Registered      Registered(1)    Price per Share(2)   Offering Price(2)   Registration Fee
- -------------------------------------------------------------------------------------------------
Common Stock,           80,000
$1.00 par value         shares            $38.625              $3,090,000         $1,066.00
- -------------------------------------------------------------------------------------------------
In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this
Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Potlatch Corporation Savings Plan for Hourly
Employees of the Pulp and Paperboard Arkansas Division, Cypress Bend Mill.
- -------------------------------------------------------------------------------------------------

(1)  Calculated pursuant to General Instruction E to Form S-8.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low reported sales prices of Potlatch Corporation's common stock as reported on the New York Stock Exchange (by the Wall Street Journal) on July 6, 1994.

                               _________________

   The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.
- --------------------------------------------------------------------------------

                   PART II - INFORMATION REQUIRED PURSUANT TO
                   ------------------------------------------
                       GENERAL INSTRUCTION E TO FORM S-8
                       ---------------------------------

GENERAL INSTRUCTION E INFORMATION

 This Registration Statement is being filed for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement of Potlatch Corporation (the "Company") on Form S-8 relating to the Potlatch Corporation Savings Plan for Hourly Employees of the Pulp and Paperboard Arkansas Division, Cypress Bend Mill (the "Plan") is effective.

 The Company's Form S-8 Registration Statement filed with the Securities and Exchange Commission (the "Commission") on October 10, 1989, File No. 33-31372, is hereby incorporated by reference.

INCORPORATION OF DOCUMENTS BY REFERENCE

 The following documents filed by the Company and the Plan with the Securities and Exchange Commission are incorporated by reference in this Registration
Statement:

 (1) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 filed pursuant to Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act").

 (2) The Plan's Annual Report on Form 11-K for the year ended December 31, 1993, filed pursuant to Section 15(d) of the Exchange Act.

 (3) The Company's Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 1994, filed pursuant to Section 13 of the Exchange Act.

 (4) All other reports filed by the Company since December 31, 1993 with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act.

 (5) The description of the Company's common stock contained in the Company's Registration Statement on Form 8-A filed with the Commission pursuant to Section 12 of the Exchange Act, including any subsequent amendment or report filed for the purpose of updating such information (File No. 1-5313).

 In addition, all documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Act of 1933, Potlatch Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, State of California, on the 11th day of July, 1994.

                                       POTLATCH CORPORATION



                                       By    /s/ BETTY R. FLESHMAN
                                         ------------------------
                                               Betty R. Fleshman
                                              Assistant Secretary



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

          Signature                        Title                   Date
          ---------                        -----                   ----

(i)   Principal Executive
      Officer:

      *JOHN M. RICHARDS           Chairman of the Board and    July 11, 1994
                                  Chief Executive Officer

(ii)  Principal Financial
      Officer:

      *GEORGE E. PFAUTSCH         Senior Vice President,       July 11, 1994
                                  Finance

(iii) Principal Accounting
      Officer:

      *TERRY L. CARTER            Controller                   July 11, 1994


(iv)  Directors:

      *RICHARD A. CLARKE          Director                     July 11, 1994

      *KENNETH T. DERR            Director                     July 11, 1994

      *ALLEN F. JACOBSON          Director                     July 11, 1994

      *GEORGE F. JEWETT, JR.      Director                     July 11, 1994

          Signature                        Title                 Date
          ---------                        -----                 ----

      *RICHARD B. MADDEN          Director                     July 11, 1994

      *RICHARD M. MORROW          Director                     July 11, 1994

      *VIVIAN W. PIASECKI         Director                     July 11, 1994

      *TONI REMBE                 Director                     July 11, 1994

      *REUBEN F. RICHARDS         Director                     July 11, 1994

      *RICHARD M. ROSENBERG       Director                     July 11, 1994

      *ROBERT G. SCHWARTZ         Director                     July 11, 1994

      *CHARLES R. WEAVER          Director                     July 11, 1994

      *FREDERICK T. WEYERHAEUSER  Director                     July 11, 1994

      *DR. WILLIAM T.             Director                     July 11, 1994
           WEYERHAEUSER


*By   /s/  BETTY R. FLESHMAN
    ---------------------------
        (Betty R. Fleshman,
          Attorney-in-fact)


     Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, State of California, on the 11th day of July, 1994.

                                       POTLATCH CORPORATION SAVINGS PLAN FOR
                                       HOURLY EMPLOYEES OF THE PULP AND
                                       PAPERBOARD ARKANSAS DIVISION, CYPRESS
                                       BEND MILL

                                       By POTLATCH CORPORATION
                                       (Plan Administrator)



                                       By    /s/ BETTY R. FLESHMAN
                                         -----------------------------
                                               Betty R. Fleshman
                                              Assistant Secretary

                               INDEX TO EXHIBITS
                               -----------------


Exhibit
Number  Exhibit
- ------  -------


   5.1  Internal Revenue Service
        Determination Letter for the Plan.

  23.1  Consent of KPMG Peat Marwick.

  24.1  Powers of Attorney.